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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (date of earliest event reported): November 4, 2005
                                                         ----------------


                                   AWARE, INC.
             (Exact name of registrant as specified in its charter)


        MASSACHUSETTS                 000-21129                 04-2911026
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)


                    40 MIDDLESEX TURNPIKE, BEDFORD, MA, 01730
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (781) 276-4000


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.01  REGULATION FD DISCLOSURE

        The following exhibits are filed as part of this report:

  Number        Description
  ------        -----------
   99.1         In conjunction with Aware Inc.'s Q3 2005 earnings release
                conference call held on October 27, 2005, the public was invited to submit questions after the call for Aware Inc. to answer and post on its website. These questions and answers are included in
                Exhibit 99.1 attached to this Form 8-K.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                AWARE, INC.


Dated: November 4, 2005                         By: /s/ Michael A. Tzannes
       ----------------                             -----------------------
                                                    Michael A. Tzannes
                                                    Chief Executive Officer


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                                  EXHIBIT INDEX


  Number        Description
  ------        -----------

   99.1 Questions and answers related to Aware, Inc.'s Q3 2005 earnings release conference call held on October 27, 2005.











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